UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357
                                   ----------

                FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (650) 312-2000
                                                           ---------------
Date of fiscal year end: 3/31
                        ------

Date of reporting period:  9/30/09
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.


SEPTEMBER 30, 2009

SEMIANNUAL REPORT

                                    (GRAPHIC)

                                                                    FIXED INCOME

                               FRANKLIN TEMPLETON
                          LIMITED DURATION INCOME TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                         Franklin Templeton Investments

                         GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Franklin Templeton Limited Duration Income Trust ..........................    1
Performance Summary .......................................................    7
Annual Shareholders' Meeting ..............................................    8
Dividend Reinvestment Plan ................................................    9
Financial Highlights and Statement of Investments .........................   12
Financial Statements ......................................................   25
Notes to Financial Statements .............................................   28
Shareholder Information ...................................................   38

Semiannual Report

Franklin Templeton
Limited Duration Income Trust

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent it is possible and consistent with the Fund's primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans, and mortgage- and other asset-backed securities.

Dear Shareholder:

We are pleased to bring you Franklin Templeton Limited Duration Income Trust's semiannual report for the period ended September 30, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Templeton Limited Duration Income Trust had cumulative total returns of +30.65% based on net asset value and +37.49% based on market price. Net asset value increased from $10.15 per share on March 31, 2009, to $12.76 at period-end, and the market price rose from $8.92 to $11.76 over the same time. You can find the Fund's performance data in the Performance Summary on page 7.

ECONOMIC AND MARKET OVERVIEW

During the six-month period ended September 30, 2009, the U.S. economy began to show signs of recovery as many of the forces that had hindered the

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


                              Semiannual Report | 1
economy dissipated. Financial markets stabilized in response to the federal stimulus package and the Federal Reserve Board's (Fed's) interventions, and investor risk appetite improved. In March, many investors reentered the stock market and started a rally that brought the major indexes off this cycle's lows. In 2009's third quarter, a number of blue-chip companies released reports that showed better-than-expected profits resulting from cost-cutting measures. Manufacturing activity improved over the period. Consumer confidence rebounded in the second quarter of 2009 due to improved expectations. Economic activity as measured by gross domestic product (GDP) improved from earlier in 2009. GDP was an annualized -0.7% in 2009's second quarter and an estimated annualized 3.5% in the third quarter. These positive signs, however, were constrained by a rising unemployment rate, which reached 9.8% by period-end, a 26-year high.(1) Despite improving economic data, most industries eliminated jobs.

As economic conditions improved, oil prices increased from $49 per barrel in March to $70 in September, still well below 2008 highs. September's inflation rate was an annualized -1.3%.(1) Core inflation, which excludes food and energy costs, rose at a 1.5% annualized rate, which was within the Fed's informal target range of 1.5% to 2.0%.(1) The core personal consumption expenditures price index reported a 12-month increase of 1.3%.(2)

During the period under review, an improving economy and decelerating inflation prompted policymakers to maintain low interest rates and discontinue certain stimulus plans. Noting it now believes the recession has ended, the Fed left the federal funds target rate unchanged at a range of 0% to 0.25% for an extended period and began to lay the groundwork for an eventual tightening of monetary policy. Near period-end, the Fed assessed which support programs it created or expanded could be phased out.

Most Treasury prices fell during the period, and fixed income spreads narrowed relative to Treasury yields due to reduced market turbulence and increased risk tolerance. The spread between two-year and 10-year Treasury yields rose to 236 basis points (100 basis points equal one percentage point) at the end of September from 190 basis points at the beginning of the reporting period. The two-year Treasury bill yield rose from 0.81% to 0.96% over the six-month period, while the 10-year Treasury note yield rose from 2.71% to 3.31%.

(1.) Source: Bureau of Labor Statistics.

(2.) Source: Bureau of Economic Analysis.


                              2 | Semiannual Report

INVESTMENT STRATEGY

We invest in a diversified mix of fixed income securities, predominantly high yield corporate bonds, senior secured floating rate bank loans, and mortgage-and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund's fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, pricing inefficiencies and underlying collateral characteristics.

MANAGER'S DISCUSSION

The period under review was marked by a remarkable recovery in most financial markets, including those that represent the majority of the Fund's investments. Buoyed by hopes that government stimulus plans would cause the desired effect, the markets seized on an improvement in the rate of economic decline, if not on economic growth itself, to propel securities prices higher. First and second fiscal quarter corporate earnings also came in ahead of reduced expectations, as cost cutting helped offset a decline in revenues. This positive earnings news, along with the forward-looking nature of the stock market, helped to propel the Standard & Poor's 500 Index (S&P 500) up 34.02% for the six-month period.(3) Conversely, U.S. Treasury returns were negative, as expectations for an improving economy and the resulting fears of inflationary pressures drove up the 10-year Treasury yield. Money market yields remained near zero as the government kept short-term rates low to provide further economic stimulus. In this environment, investors moved into riskier asset classes in search of yield and returns. Accordingly, high yield corporate bonds and leveraged loans generated impressive returns. The more conservative mortgage-backed securities (MBS) market generated positive, if more muted, returns. During the period under review, we increased our holdings of high yield corporate bonds, partially offset by a reduction in holdings of investment grade corporate bonds. We reduced our exposure to MBS, while our exposure to bank loans remained relatively unchanged.

(3.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

PORTFOLIO BREAKDOWN
Based on Total Investments as of 9/30/09*

                                  (BAR CAHRT)

High Yield Corporate Bonds                  34.5%
Floating Rate Loans                         32.7%
Mortgage-Backed Securities                  18.3%
Other Asset-Backed Securities                7.3%
Investment Grade Corporate Bonds             4.4%
Foreign Government & Agency Securities       2.2%
Preferred Stock                              0.1%
Short-Term Investments & Other Net Assets    0.5%

* Total investments include long-term and short-term investments and other net assets excluding preferred stock issued by the Fund and other financial leverage.


                              Semiannual Report | 3

DIVIDEND DISTRIBUTIONS*
4/1/09-9/30/09

MONTH       DIVIDEND PER COMMON SHARE
-----       -------------------------
April                7.6 cents
May                  7.6 cents
June                 7.6 cents
July                 7.6 cents
August               7.6 cents
September            7.6 cents
                    ----------
TOTAL               45.6 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

HIGH YIELD CORPORATE BONDS

High yield corporate bonds enjoyed an explosive rebound, with the Credit Suisse
(CS) High Yield Index returning +37.20% as concerns about deteriorating fundamentals and a rise in default levels gave way to expectations of an economic recovery.(4) Actual defaults, while elevated from prerecession levels, proved to be more benign than expected. In addition, capital markets reopened and allowed companies to refinance debt to extend maturities or remove onerous covenants, which reduced future default expectations. Highlighting the high yield sector's improvement was the fact that spreads over Treasuries fell by nearly half during the period, from 14.95 percentage points to 7.64 percentage points. At period-end, the spread level was still higher than the historical average of approximately six percentage points since 1990.(5) Given what we believed were still favorable valuations and attractive investment opportunities particularly in the new-issue market, we increased the Fund's exposure to high yield corporate bonds during the period under review.

FLOATING RATE BANK LOANS

For the six months ended September 30, 2009, the bank loan asset class rallied strongly and returned +30.42%, as measured by the CS Leveraged Loan Index.(6) The loan market's strength was driven by loan repayments from net proceeds raised from new high yield bond and equity issuance that gave investors more cash. As liquidity and credit market conditions improved, investors saw value in the lower-rated loans (rated CCC and below), and this category rallied the most, including those loans closest to covenant or payment default. As a result, secondary loan prices rebounded from 75.2 cents on the dollar at the beginning of the period to 91.5 at period-end.(7) The average discounted spread to maturity narrowed from 991 basis points to 487 basis points.(7)

(4.) Source: (C) 2009 Morningstar. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

(5.) Source: Credit Suisse.

(6.) Source: (C) 2009 Morningstar. The CS Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market.

(7.) Source: Standard & Poor's. The S&P/Leveraged Commentary & Data Flow Name
     Composite Index comprises the 15 most actively traded loan facilities, generally drawn from the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).


                              4 | Semiannual Report

Amendment activity continued to increase during the period, including traditional covenant-changing amendments and a new type of amendment known as "amend and extend." An "amend and extend" transaction allowed an issuer to extend the maturity on existing term loans in exchange for higher fees and pricing, thereby pushing out near-term maturities and paving the way for a comprehensive refinancing when better market conditions return. This exchange improved the loan's risk/reward profile, which often led to price increases in the secondary market. The increased amendment activity also resulted in a slower increase in the overall default rate.

MORTGAGE- AND OTHER ASSET-BACKED SECURITIES

During the six months under review, the overall MBS market delivered positive results, but lagged the robust performance of the high yield corporate bond and bank loan sectors. During the period, the Fed's $1.25 trillion agency mortgage purchase program provided support to the agency mortgage-backed securities market. The Fed introduced the program, first announced in November 2008, to facilitate mortgage credit availability during the financial downturn, and it is expected to conclude by March 31, 2010. As the end of the program approaches, the market has begun to focus on the Fed's strategy to exit the program, which created a less favorable technical environment.

The Fund's coupon allocation remained relatively constant over the period. The increase in Treasury and mortgage rates, along with declining home prices, loss of home equity and tighter underwriting standards, reduced the prospect for prepayment risk for higher coupon MBS. Our heaviest MBS allocation was to coupons in the 5.0% through 6.5% range. We continued to invest in bonds from higher quality securitized sectors as we found fundamentally sound bonds at what we considered attractive yields in these markets, and we remained allocated to higher quality asset-backed securities and commercial MBS.


                              Semiannual Report | 5

Thank you for your continued participation in Franklin Templeton Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA


(PHOTO OF ERIC G. TAKAHA)


/s/ Eric G. Takaha
Eric G. Takaha, CFA


(PHOTO OF GLENN I. VOYLES)


/s/ Glenn I. Voyles
Glenn I. Voyles, CFA


(PHOTO OF RICHARD S. HSU)


/s/ Richard S. Hsu
Richard S. Hsu, CFA


(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston
Roger A. Bayston, CFA

Portfolio Management Team
Franklin Templeton Limited Duration
Income Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              6 | Semiannual Report

Performance Summary as of 9/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FTF                                       CHANGE   9/30/09   3/31/09
-----------                                       ------   -------   -------
Net Asset Value (NAV)                             +$2.61    $12.76    $10.15
Market Price (NYSE Amex)                          +$2.84    $11.76    $ 8.92
DISTRIBUTIONS (4/1/09-9/30/09)
Dividend Income                         $0.4560

PERFORMANCE(1)

                                                                              COMMENCEMENT OF
                                        6-MONTH         1-YEAR    5-YEAR   OPERATIONS (8/27/03)
                                        -------         ------   -------   --------------------
Cumulative Total Return(2)
   Based on change in NAV(3)            +30.65%         +17.73%  +28.37%          +41.80%
   Based on change in market price(4)   +37.49%         +54.75%  +23.40%          +29.79%
Average Annual Total Return(2)
   Based on change in NAV(3)            +30.65%         +17.73%   +5.12%           +5.90%
   Based on change in market price(4)   +37.49%         +54.75%   +4.29%           +4.37%
      Distribution Rate(5)                       7.76%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL.

(1.) Figures are for common shares. As of 9/30/09, the Fund had leverage in the amount of 31.68% of the Fund's total assets. The Fund employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund's leverage may be offset by increased/decreased income from the Fund's floating rate investments.

(2.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) Assumes reinvestment of distributions at net asset value.

(4.) Assumes reinvestment of distributions based on the dividend reinvestment plan.

(5.) Distribution rate is based on an annualization of the Fund's 7.6 cent per share September dividend and the NYSE Amex closing price of $11.76 on 9/30/09.


                              Semiannual Report | 7

Annual Shareholders' Meeting

SEPTEMBER 24, 2009

At an annual Meeting of Shareholders of Franklin Templeton Limited Duration Income Trust (Fund) held on September 24, 2009, shareholders approved the following:

Regarding the proposal to elect Trustees:

                         COMMON          % OF                                 % OF
                         SHARES      OUTSTANDING    % OF    WITHHELD OR   OUTSTANDING    % OF
TRUSTEES                  FOR           SHARES      VOTED     ABSTAIN        SHARES     VOTED
--------             -------------   -----------   ------   -----------   -----------   -----
Frank W.T. LaHaye    21,972,070.74      85.25%     97.53%   555,607.00       2.16%      2.47%
Frank A. Olson       21,972,070.74      85.25%     97.53%   555,607.00       2.16%      2.47%

                       PREFERRED         % OF                                 % OF
                         SHARES      OUTSTANDING    % OF    WITHHELD OR   OUTSTANDING    % OF
TRUSTEES                  FOR           SHARES      VOTED     ABSTAIN        SHARES     VOTED
--------             -------------   -----------   ------   -----------   -----------   -----
Frank W.T. LaHaye      2,742.00         76.17%     98.42%      44.00         1.22%      1.58%
Frank A. Olson         2,742.00         76.17%     98.42%      44.00         1.22%      1.58%
Charles B. Johnson     2,742.00         76.17%     98.42%      44.00         1.22%      1.58%


                              8 | Semiannual Report

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. PNC Global Investment Servicing (Agent), P.O. Box 43027, Providence, RI 02940-3027, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.


                             Semiannual Report | 9

The market price of shares on a particular date shall be the last sales price on NYSE Amex, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued.


                             10 | Semiannual Report

Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 331-1710. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.


                             Semiannual Report | 11

Franklin Templeton
Limited Duration Income Trust

FINANCIAL HIGHLIGHTS

                                              SIX MONTHS ENDED                       YEAR ENDED MARCH 31,
                                             SEPTEMBER 30, 2009   ----------------------------------------------------------
                                                 (UNAUDITED)        2009         2008         2007       2006         2005
                                             ------------------   --------     --------     --------   --------     --------
PER COMMON SHARE OPERATING PERFORMANCE
(for a common share outstanding
   throughout the period)
Net asset value, beginning of period .....      $  10.15          $  12.85     $  14.24     $  14.14   $  14.41     $  14.75
                                                --------          --------     --------     --------   --------     --------
Income from investment operations:
   Net investment income(a) ..............          0.45              0.93         1.28         1.32       1.18         1.10
   Net realized and unrealized gains
      (losses) ...........................          2.65             (2.56)       (1.29)        0.16      (0.10)       (0.12)
   Dividends to preferred shareholders
      from net investment income .........         (0.03)            (0.14)       (0.37)       (0.35)     (0.26)       (0.13)
                                                --------          --------     --------     --------   --------     --------
Total from investment operations .........          3.07             (1.77)       (0.38)        1.13       0.82         0.85
                                                --------          --------     --------     --------   --------     --------
Less distributions to common
   shareholders from net investment
   income ................................         (0.46)            (0.93)       (1.01)       (1.03)     (1.09)       (1.19)
                                                --------          --------     --------     --------   --------     --------
Net asset value, end of period ...........      $  12.76          $  10.15     $  12.85     $  14.24   $  14.14     $  14.41
                                                ========          ========     ========     ========   ========     ========
Market value, end of period(b) ...........      $  11.76          $   8.92     $  10.94     $  14.27   $  12.87     $  13.89
                                                ========          ========     ========     ========   ========     ========
Total return (based on market value
   per share)(c) .........................         37.49%            (9.97)%     (16.64)%      19.66%      0.60%        1.38%
RATIOS TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHARES(d)
Expenses before expense reduction ........          1.16%             1.33%        1.28%        1.27%      1.26%        1.21%
Expenses net of expense reduction ........          1.16%(e)          1.33%(e)     1.28%(e)     1.26%      1.26%(e)     1.21%(e)
Net investment income ....................          7.56%             8.16%        9.38%        9.32%      8.24%        7.50%
SUPPLEMENTAL DATA
Net assets applicable to common shares,
   end of period (000's) .................      $341,732          $271,679     $344,010     $380,813   $378,080     $385,344
Portfolio turnover rate ..................        103.07%           203.31%       47.48%       52.17%     46.55%       55.02%
Portfolio turnover rate excluding
   mortgage dollar rolls(f) ..............         25.88%            42.58%       47.48%       52.17%     46.55%       55.02%
Asset coverage per preferred share .......      $138,941          $115,173     $ 70,264     $ 75,107   $ 74,747     $ 75,703
Liquidation preference per preferred
   share .................................      $ 25,000          $ 25,000     $ 25,000     $ 25,000   $ 25,000     $ 25,000

(a)  Based on average daily common shares outstanding.

(b)  Based on the last sale on the NYSE Amex.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f)  See Note 1(e) regarding mortgage dollar rolls.


   The accompanying notes are an integral part of these financial statements.


                             12 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED)

                                                                   COUNTRY         SHARES                  VALUE
                                                                -------------   -------------          -------------
PREFERRED STOCKS (COST $237,850) 0.1%
DIVERSIFIED FINANCIALS 0.1%
(a)    Preferred Blocker Inc., 7.00%, pfd., 144A ............   United States             670          $     389,668
                                                                                                       -------------

                                                                                  PRINCIPAL
                                                                                  AMOUNT(b)
                                                                                -------------
       CORPORATE BONDS 57.0%
       AUTOMOBILES & COMPONENTS 1.5%
       Ford Motor Credit Co. LLC, senior note,
          9.75%, 9/15/10 ....................................   United States       2,000,000              2,044,234
          9.875%, 8/10/11 ...................................   United States       2,000,000              2,050,000
(a)    TRW Automotive Inc., senior note, 144A, 7.25%,
          3/15/17 ...........................................   United States       1,000,000                885,000
                                                                                                       -------------
                                                                                                           4,979,234
                                                                                                       -------------
       CAPITAL GOODS 2.0%
(a)    Allison Transmission Inc., senior note, 144A, 11.00%,
          11/01/15 ..........................................   United States       1,000,000                985,000
       Case New Holland Inc., senior note, 7.125%,
          3/01/14 ...........................................   United States       2,000,000              1,970,000
       RBS Global & Rexnord Corp., senior note, 9.50%,
          8/01/14 ...........................................   United States       2,000,000              1,950,000
       RSC Equipment Rental Inc., senior note, 9.50%,
          12/01/14 ..........................................   United States       2,000,000              1,940,000
                                                                                                       -------------
                                                                                                           6,845,000
                                                                                                       -------------
       COMMERCIAL & PROFESSIONAL SERVICES 2.0%
(a)    Acco Brands Corp., senior secured note,
          144A, 10.625%, 3/15/15 ............................   United States         700,000                735,000
(c)    ARAMARK Corp., senior note, FRN, 3.983%, 2/01/15 .....   United States       2,500,000              2,181,250
(a)    Casella Waste Systems Inc., senior secured note, 144A,
          11.00%, 7/15/14 ...................................   United States         900,000                959,625
(a)    Clean Harbors Inc., senior secured note, 144A, 7.625%,
          8/15/16 ...........................................   United States         500,000                514,375
       JohnsonDiversey Holdings Inc., senior disc. note,
          10.67%, 5/15/13 ...................................   United States       2,500,000              2,412,500
                                                                                                       -------------
                                                                                                           6,802,750
                                                                                                       -------------
       CONSUMER DURABLES & APPAREL 1.4%
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 .......   United States       2,500,000              2,443,750
       Jostens IH Corp., senior sub. note, 7.625%,
          10/01/12 ..........................................   United States       2,000,000              2,012,500
       KB Home, senior note, 6.375%, 8/15/11 ................   United States         209,000                212,135
                                                                                                       -------------
                                                                                                           4,668,385
                                                                                                       -------------
       CONSUMER SERVICES 4.2%
(a)    Harrah's Operating Co. Inc., senior secured note,
          144A, 11.25%, 6/01/17 .............................   United States         500,000                507,500
(a)    Harrah's Operating Escrow, senior secured note, 144A,
          11.25%, 6/01/17 ...................................   United States       2,500,000              2,581,250
       Host Hotels & Resorts LP, senior note, K, 7.125%,
          11/01/13 ..........................................   United States       1,500,000              1,488,750
       MGM MIRAGE, senior note,
          6.75%, 4/01/13 ....................................   United States       3,000,000              2,475,000
          6.625%, 7/15/15 ...................................   United States         500,000                388,750
(a)    Pinnacle Entertainment Inc., senior note, 144A,
          8.625%, 8/01/17 ...................................   United States       2,000,000              2,020,000
       Royal Caribbean Cruises Ltd., senior note, 7.25%,
          6/15/16 ...........................................   United States       2,500,000              2,366,125
       Starwood Hotels & Resorts Worldwide Inc., senior note,
          6.75%, 5/15/18 ....................................   United States       2,500,000              2,371,875
                                                                                                       -------------
                                                                                                          14,199,250
                                                                                                       -------------


                             Semiannual Report | 13

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

                                                                                  PRINCIPAL
                                                                   COUNTRY        AMOUNT(b)                VALUE
                                                                -------------   -------------          -------------
       CORPORATE BONDS (CONTINUED)
       DIVERSIFIED FINANCIALS 2.7%
       Citigroup Inc., senior note, 6.375%, 8/12/14 .........   United States       2,000,000          $   2,070,786
(a)    GMAC LLC, senior note, 144A,
          7.25%, 3/02/11 ....................................   United States       1,266,000              1,231,185
          6.875%, 8/28/12 ...................................   United States       1,899,000              1,766,070
       JPMorgan Chase & Co., sub. note, 5.75%, 1/02/13 ......   United States       2,000,000              2,136,826
(d)    Lehman Brothers Holdings Inc., senior note, 6.20%,
          9/26/14 ...........................................   United States       3,000,000                525,000
       Merrill Lynch & Co. Inc., 5.45%, 2/05/13 .............   United States       1,500,000              1,557,036
                                                                                                       -------------
                                                                                                           9,286,903
                                                                                                       -------------
       ENERGY 9.1%
(a)    Arch Coal Inc., senior note, 144A, 8.75%, 8/01/16 ....   United States         400,000                414,000
       Berry Petroleum Co., senior note, 10.25%, 6/01/14 ....   United States       1,300,000              1,394,250
       Bill Barrett Corp., senior note, 9.875%, 7/17/16 .....   United States         400,000                423,000
       Chesapeake Energy Corp., senior note, 7.50%,
          6/15/14 ...........................................   United States       4,000,000              3,975,000
       Compagnie Generale de Geophysique-Veritas,
          senior note, 7.50%, 5/15/15 .......................       France          2,500,000              2,500,000
       Concho Resources Inc., senior note, 8.625%,
          10/01/17 ..........................................   United States         700,000                721,000
       El Paso Corp., senior note, 12.00%, 12/12/13 .........   United States       2,000,000              2,290,000
       Mariner Energy Inc., senior note, 7.50%, 4/15/13 .....   United States       2,000,000              1,940,000
(a)    MarkWest Energy Partners LP, senior note, 144A,
          6.875%, 11/01/14 ..................................   United States         700,000                658,000
       Peabody Energy Corp., senior note, B, 6.875%,
          3/15/13 ...........................................   United States       2,000,000              2,030,000
(a)    Petrohawk Energy Corp., senior note, 144A, 10.50%,
          8/01/14 ...........................................   United States       2,000,000              2,160,000
(a)    Petroplus Finance Ltd., senior note, 144A, 6.75%,
          5/01/14 ...........................................    Switzerland        2,000,000              1,855,000
       Plains Exploration & Production Co., senior note,
          10.00%, 3/01/16 ...................................   United States       2,000,000              2,165,000
       Quicksilver Resources Inc., senior note, 9.125%,
          8/15/19 ...........................................   United States       2,000,000              1,997,500
(a)    SandRidge Energy Inc., senior note, 144A, 8.00%,
          6/01/18 ...........................................   United States       2,500,000              2,418,750
       Tesoro Corp., senior note, 6.625%, 11/01/15 ..........   United States       2,000,000              1,860,000
       The Williams Co. Inc., 8.125%, 3/15/12 ...............   United States       2,000,000              2,175,444
                                                                                                       -------------
                                                                                                          30,976,944
                                                                                                       -------------
       FOOD & STAPLES RETAILING 1.3%
(a)    Duane Reade Inc., senior secured note, 144A, 11.75%,
          8/01/15 ...........................................   United States         800,000                844,000
(a)    Rite Aid Corp., senior secured note, 144A, 9.75%,
          6/12/16 ...........................................   United States       1,500,000              1,627,500
       SUPERVALU Inc., senior note, 8.00%, 5/01/16 ..........   United States       2,000,000              2,080,000
                                                                                                       -------------
                                                                                                           4,551,500
                                                                                                       -------------
       FOOD, BEVERAGE & TOBACCO 2.2%
(a)    Alliance One International Inc., senior note, 144A,
          10.00%, 7/15/16 ...................................   United States         300,000                311,250
(a)    Anheuser-Busch InBev NV, senior note, 144A, 7.20%,
          1/15/14 ...........................................   United States       2,000,000              2,254,626
(a)    Dole Food Co. Inc, senior note, 144A, 13.875%,
          3/15/14 ...........................................   United States       1,500,000              1,766,250
(a)    JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 .....   United States       2,000,000              2,160,000
       Tyson Foods Inc., senior note, 10.50%, 3/01/14 .......   United States       1,000,000              1,137,500
                                                                                                       -------------
                                                                                                           7,629,626
                                                                                                       -------------
       HEALTH CARE EQUIPMENT & SERVICES 5.5%
       Coventry Health Care Inc., senior note, 5.875%,
          1/15/12 ...........................................   United States       2,000,000              1,980,752


                             14 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

                                                                                  PRINCIPAL
                                                                   COUNTRY        AMOUNT(b)               VALUE
                                                                -------------   -------------          -------------
       CORPORATE BONDS (CONTINUED)
       HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
       DaVita Inc.,
          senior note, 6.625%, 3/15/13 ......................   United States         900,000          $     895,500
          senior sub. note, 7.25%, 3/15/15 ..................   United States       1,000,000                995,000
       FMC Finance III SA, senior note, 6.875%, 7/15/17 .....      Germany          2,000,000              1,950,000
(a)    Fresenius US Finance II, senior note, 144A, 9.00%,
          7/15/15 ...........................................       Germany         1,000,000              1,095,000
       HCA Inc., senior secured note, 9.125%, 11/15/14 ......   United States       3,000,000              3,105,000
(a)    Tenet Healthcare Corp., senior note, 144A,
          9.00%, 05/01/15 ...................................   United States       1,250,000              1,312,500
          10.00%, 5/01/18 ...................................   United States       1,250,000              1,384,375
(e)    United Surgical Partners International Inc., senior
          sub. note, PIK, 9.25%, 5/01/17 ....................   United States       2,000,000              1,910,000
(c, e) US Oncology Holdings Inc., senior note, PIK, FRN,
          6.904%, 3/15/12 ...................................   United States       2,323,307              2,032,894
       Vanguard Health Holding Co. II LLC, senior sub. note,
          9.00%, 10/01/14 ...................................   United States       2,000,000              2,050,000
                                                                                                       -------------
                                                                                                          18,711,021
                                                                                                       -------------
       INSURANCE 0.5%
(a)    Metropolitan Life Global Funding I, senior secured
          note, 144A, 5.125%, 4/10/13 .......................   United States       1,700,000              1,774,261
                                                                                                       -------------
       MATERIALS 6.0%
(a)    Anglo American Capital PLC, senior note, 144A, 9.375%,
          4/08/14 ...........................................   United Kingdom      1,500,000              1,749,138
       ArcelorMittal, senior note, 9.00%, 2/15/15                 Luxembourg        2,000,000              2,302,488
       Ball Corp., senior note, 7.125%, 9/01/16 .............   United States         500,000                512,500
(a)    Clearwater Paper Corp., senior note, 144A, 10.625%,
          6/15/16 ...........................................   United States       1,800,000              1,955,250
(c)    Freeport-McMoRan Copper & Gold Inc., senior note, FRN,
          4.995%, 4/01/15 ...................................   United States       1,000,000              1,003,280
       Huntsman International LLC, senior sub. note, 7.875%,
          11/15/14 ..........................................   United States       2,000,000              1,870,000
(a)    Ineos Group Holdings PLC, senior secured note, 144A,
          8.50%, 2/15/16 ....................................   United Kingdom      1,500,000                720,000
(a)    MacDermid Inc., senior sub. note, 144A, 9.50%,
          4/15/17 ...........................................   United States       2,000,000              1,850,000
       Nalco Co., senior sub. note, 8.875%, 11/15/13 ........   United States       2,000,000              2,065,000
(a)    NewPage Corp., senior secured note, 144A, 11.375%,
          12/31/14 ..........................................   United States         800,000                790,000
       Owens-Brockway Glass Container Inc., senior note,
          7.375%, 5/15/16 ...................................   United States         700,000                714,000
       Solo Cup Co.,
(a)       senior secured note, 144A, 10.50%, 11/01/13 .......   United States         500,000                535,000
          senior sub. note, 8.50%, 2/15/14 ..................   United States         900,000                864,000
       Teck Resources Ltd., senior note, 9.75%, 5/15/14 .....       Canada          2,300,000              2,541,500
       Weyerhaeuser Co., senior note, 7.375%, 10/01/19 ......   United States       1,200,000              1,199,145
                                                                                                       -------------
                                                                                                          20,671,301
                                                                                                       -------------
       MEDIA 6.3%
(a)    Cablevision Systems Corp., senior note, 144A, 8.625%,
          9/15/17 ...........................................   United States       1,000,000              1,037,500
(d, f) CanWest Media Inc., senior sub. note, 8.00%,
          9/15/12 ...........................................      Canada           2,000,000              1,580,000
(d, f) CCH II LLC, senior note, 10.25%, 9/15/10 .............   United States       4,000,000              4,520,000
(a)    CSC Holdings Inc., senior note, 144A, 8.50%,
          4/15/14 ...........................................   United States       1,000,000              1,055,000
(d, f) Dex Media West Finance, senior sub. note, 9.875%,
          8/15/13 ...........................................   United States       4,000,000                730,000
       EchoStar DBS Corp., senior note, 6.375%, 10/01/11 ....   United States       2,000,000              2,045,000


                             Semiannual Report | 15

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

                                                                                  PRINCIPAL
                                                                   COUNTRY        AMOUNT(b)               VALUE
                                                                -------------   -------------          -------------
       CORPORATE BONDS (CONTINUED)
       MEDIA (CONTINUED)
       Lamar Media Corp., senior sub. note,
          7.25%, 1/01/13 ....................................   United States       1,000,000          $     988,750
          C, 6.625%, 8/15/15 ................................   United States       2,000,000              1,840,000
       LIN Television Corp., senior sub. note, 6.50%,
          5/15/13 ...........................................   United States       2,000,000              1,820,000
       Quebecor Media Inc., senior note, 7.75%, 3/15/16 .....      Canada           2,500,000              2,487,500
       Radio One Inc., senior sub. note, B, 8.875%,
          7/01/11 ...........................................   United States       2,000,000              1,067,500
(a)    UPC Holding BV, senior note, 144A, 9.875%, 4/15/18 ...    Netherlands          400,000                422,000
(a)    WMG Acquisition Corp., senior secured note, 144A,
          9.50%, 6/15/16 ....................................   United States       2,000,000              2,120,000
                                                                                                       -------------
                                                                                                          21,713,250
                                                                                                       -------------
       REAL ESTATE 1.8%
       Duke Realty LP, senior note, 7.375%, 2/15/15 .........   United States       1,600,000              1,652,418
(a, g) FelCor Lodging Trust Inc., senior secured note,
          144A, 10.00%, 10/01/14 ............................   United States       1,700,000              1,653,250
(f)    Forest City Enterprises Inc., senior note, 7.625%,
          6/01/15 ...........................................   United States       1,000,000                815,000
       Simon Property Group LP, senior note, 6.75%,
          5/15/14 ...........................................   United States       2,000,000              2,147,942
                                                                                                       -------------
                                                                                                           6,268,610
                                                                                                       -------------
       RETAILING 0.6%
       Michaels Stores Inc., senior note, 10.00%, 11/01/14 ..   United States       2,000,000              1,980,000
                                                                                                       -------------
       SOFTWARE & SERVICES 0.9%
       SunGard Data Systems Inc., senior note,
          9.125%, 8/15/13 ...................................   United States       3,000,000              3,045,000
                                                                                                       -------------
       TECHNOLOGY HARDWARE & EQUIPMENT 0.8%
       Jabil Circuit Inc., senior note, 7.75%, 7/15/16 ......   United States       1,000,000              1,020,000
       Sanmina-SCI Corp.,
(a, c)    senior note, 144A, FRN, 3.049%, 6/15/14 ...........   United States       1,000,000                905,000
          senior sub. note, 6.75%, 3/01/13 ..................   United States       1,000,000                955,000
                                                                                                       -------------
                                                                                                           2,880,000
                                                                                                       -------------
       TELECOMMUNICATION SERVICES 4.6%
(a)    CC Holdings GS V LLC, senior secured note, 144A,
          7.75%, 5/01/17 ....................................   United States         400,000                416,000
       Crown Castle International Corp., senior note, 9.00%,
          1/15/15 ...........................................   United States       1,500,000              1,578,750
(a)    Digicel Group Ltd., senior note, 144A, 8.875%,
          1/15/15 ...........................................      Jamaica          2,000,000              1,870,000
       Intelsat Subsidiary Holding Co. Ltd., senior note,
          8.50%, 1/15/13 ....................................      Bermuda          2,500,000              2,543,750
(a)       144A, 8.875%, 1/15/15 .............................      Bermuda            500,000                508,750
       MetroPCS Wireless Inc., senior note, 9.25%,
          11/01/14 ..........................................   United States       2,000,000              2,055,000
       Millicom International Cellular SA, senior note,
          10.00%, 12/01/13 ..................................     Luxembourg        1,500,000              1,563,750
       Qwest Communications International Inc., senior
          note, B, 7.50%, 2/15/14 ...........................   United States       2,000,000              1,985,000
(a)    Qwest Corp., senior note, 144A, 8.375%, 5/01/16 ......   United States         400,000                416,000
(a)    Wind Acquisition Finance SA, senior note, 144A,
          10.75%, 12/01/15 ..................................       Italy           2,500,000              2,762,500
                                                                                                       -------------
                                                                                                          15,699,500
                                                                                                       -------------
       TRANSPORTATION 0.3%
(a)    Ceva Group PLC,
          senior note, 144A, 10.00%, 9/01/14 ................   United Kingdom        100,000                 89,500
(g)       senior secured note, 144A, 11.625%, 10/01/16 ......   United Kingdom        300,000                291,381


                             16 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

                                                                   COUNTRY       PRINCIPAL AMOUNT(b)       VALUE
                                                                -------------   --------------------   -------------
       CORPORATE BONDS (CONTINUED)
       TRANSPORTATION (CONTINUED)
(a)    Delta Air Lines Inc., senior secured note, 144A,
          9.50%, 9/15/14 ....................................   United States         600,000          $     612,000
                                                                                                       -------------
                                                                                                             992,881
                                                                                                       -------------
       UTILITIES 3.3%
       Ameren Corp., senior note, 8.875%, 5/15/14 ...........   United States       2,000,000              2,250,673
       Dynegy Holdings Inc., senior note, 7.50%, 6/01/15 ....   United States       2,000,000              1,860,000
       Mirant North America LLC, senior note, 7.375%,
          12/31/13 ..........................................   United States       2,000,000              2,000,000
       NRG Energy Inc., senior note, 7.25%, 2/01/14 .........   United States       3,000,000              2,955,000
       Texas Competitive Electric Holdings Co. LLC,
          senior note, A, 10.25%, 11/01/15 ..................   United States       3,000,000              2,175,000
                                                                                                       -------------
                                                                                                          11,240,673
                                                                                                       -------------
       TOTAL CORPORATE BONDS (COST $193,524,208) ............                                            194,916,089
                                                                                                       -------------
       MORTGAGE-BACKED SECURITIES 26.8%
(c)    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE
          RATE 0.3%
       FHLMC, 4.202%, 5/01/34 ...............................   United States       1,009,227              1,049,230
                                                                                                       -------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED
          RATE 12.7%
(g)    FHLMC Gold 15 Year, 4.50%, 6/01/23 - 10/01/24 ........   United States       2,180,668              2,259,273
(g)    FHLMC Gold 15 Year, 5.00%, 10/01/24 ..................   United States       3,265,000              3,426,722
       FHLMC Gold 15 Year, 5.50%, 7/01/19 ...................   United States         177,090                189,168
(g)    FHLMC Gold 15 Year, 6.00%, 10/01/24 ..................   United States         870,000                925,870
(g)    FHLMC Gold 30 Year, 5.00%, 10/01/39 ..................   United States       5,025,000              5,192,237
       FHLMC Gold 30 Year, 5.50%, 1/01/38 - 6/01/38 .........   United States       1,626,726              1,706,582
(g)    FHLMC Gold 30 Year, 5.50%, 10/01/39 ..................   United States       5,900,000              6,175,642
       FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/33 ........   United States       2,756,694              2,937,207
(g)    FHLMC Gold 30 Year, 6.00%, 10/01/39 ..................   United States       9,660,000             10,195,831
(g)    FHLMC Gold 30 Year, 6.50%, 10/01/39 ..................   United States       7,211,000              7,685,354
       FHLMC Gold 30 Year, 7.00%, 9/01/27 ...................   United States         655,816                722,990
       FHLMC Gold 30 Year, 8.00%, 1/01/31 ...................   United States         126,557                143,627
       FHLMC Gold 30 Year, 8.50%, 7/01/31 ...................   United States       1,437,154              1,652,199
                                                                                                       -------------
                                                                                                          43,212,702
                                                                                                       -------------
(c)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
          ADJUSTABLE RATE 0.4%
       FNMA, 3.213%, 7/01/34 ................................   United States       1,416,669              1,455,750
       FNMA, 5.942%, 6/01/32 ................................   United States          50,054                 53,206
                                                                                                       -------------
                                                                                                           1,508,956
                                                                                                       -------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
          FIXED RATE 10.9%
(g)    FNMA 15 Year, 5.00%, 10/01/24 ........................   United States       1,170,000              1,226,855
       FNMA 15 Year, 5.50%, 7/01/20 - 9/01/22 ...............   United States       2,839,915              3,038,839
(g)    FNMA 15 Year, 6.00%, 10/01/24 ........................   United States       1,650,000              1,757,507
       FNMA 15 Year, 6.50%, 7/01/20 .........................   United States         147,319                156,262
       FNMA 20 Year, 7.00%, 9/01/18 .........................   United States         221,093                245,526
(g)    FNMA 30 Year, 4.50%, 10/01/39 ........................   United States       1,540,000              1,560,213
(g)    FNMA 30 Year, 5.00%, 10/01/39 ........................   United States      10,105,000             10,438,152
(g)    FNMA 30 Year, 5.50%, 10/01/39 ........................   United States       4,798,000              5,019,159
       FNMA 30 Year, 6.00%, 4/01/33 .........................   United States         777,992                828,731


                             Semiannual Report | 17

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

                                                                   COUNTRY       PRINCIPAL AMOUNT(b)       VALUE
                                                                -------------   --------------------   -------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
          FIXED RATE (CONTINUED)
(g)    FNMA 30 Year, 6.00%, 10/01/39 ........................   United States       3,860,000          $   4,072,902
       FNMA 30 Year, 6.50%, 8/01/32 .........................   United States       1,041,411              1,124,572
(g)    FNMA 30 Year, 6.50%, 10/01/39 ........................   United States       6,623,000              7,079,364
       FNMA 30 Year, 8.00%, 10/01/29 ........................   United States         194,109                219,245
       FNMA 30 Year, 8.50%, 8/01/26 .........................   United States         392,690                449,361
                                                                                                       -------------
                                                                                                          37,216,688
                                                                                                       -------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
          FIXED RATE 2.5%
(g)    GNMA I SF 30 Year, 5.50%, 10/01/39 ...................   United States       5,910,000              6,200,884
       GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33 .........   United States       1,635,025              1,760,882
       GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29 .........   United States         180,265                197,322
       GNMA II SF 30 Year, 8.00%, 1/20/28 - 2/20/32 .........   United States         356,311                403,978
                                                                                                       -------------
                                                                                                           8,563,066
                                                                                                       -------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $90,375,806) ..                                             91,550,642
                                                                                                       -------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES 10.6%
       BANKS 7.4%
       Banc of America Commercial Mortgage Inc., 2005-3, A2,
          4.501%, 7/10/43 ...................................   United States       5,000,000              5,006,950
       Citigroup Commercial Mortgage Trust,
(c)       2007-C6, AM, FRN, 5.888%, 6/10/17 .................   United States         320,000                229,448
          2008-C7, A4, 6.299%, 12/10/49 .....................   United States         700,000                632,083
(c)    Citigroup/Deutsche Bank Commercial Mortgage Trust,
          2005-CD1,
          A3, FRN, 5.40%, 7/15/44 ...........................   United States       3,000,000              3,026,776
          A4, FRN, 5.225%, 7/15/44 ..........................   United States         400,000                395,146
       Greenwich Capital Commercial Funding Corp.,
          2004-GG1, A7, 5.317%, 6/10/36 .....................   United States       1,605,000              1,626,252
          2005-GG5, A5, 5.224%, 4/10/37 .....................   United States         500,000                471,361
       GS Mortgage Securities Corp. II, 2003-C1, A3, 4.608%,
          1/10/40 ...........................................   United States         400,000                398,421
       LB-UBS Commercial Mortgage Trust,
(c)       2002-C2, A4, FRN, 5.594%, 6/15/31 .................   United States       2,000,000              2,087,898
          2005-C1, A2, 4.31%, 2/15/30 .......................   United States       1,181,156              1,183,791
          2005-C5, A4, 4.954%, 9/15/30 ......................   United States       6,000,000              5,828,078
          2006-C1, A4, 5.156%, 2/15/31 ......................   United States       2,800,000              2,640,548
(c)    Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2,
          FRN, 2.996%, 7/25/34 ..............................   United States         153,707                 12,172
(c)    Morgan Stanley ABS Capital I Inc. Trust,
          2003-HE3, B1, FRN, 3.546%, 10/25/33 ...............   United States         715,618                145,534
          2003-NC10, B1, FRN, 5.196%, 10/25/33 ..............   United States         593,237                 71,468
(a, c) Schiller Park CLO Ltd., 2007-1A, A2, 144A, FRN,
          0.744%, 4/25/21 ...................................   United States       1,700,000              1,422,016
                                                                                                       -------------
                                                                                                          25,177,942
                                                                                                       -------------
       DIVERSIFIED FINANCIALS 3.2%
(c)    Advanta Business Card Master Trust, 2007-A4, A4, FRN,
          0.276%, 4/22/13 ...................................   United States         965,229                936,534
(c)    Argent Securities Inc., 2003-W5, M4, FRN, 3.996%,
          10/25/33 ..........................................   United States       1,104,968                349,637


                             18 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

                                                                   COUNTRY       PRINCIPAL AMOUNT(b)       VALUE
                                                                -------------   --------------------   -------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES (CONTINUED)
       DIVERSIFIED FINANCIALS (CONTINUED)
(c)    Chase Funding Mortgage Loan Asset-Backed Certificates,
          2004-2, 2A2,
       FRN, 0.746%, 2/25/35 .................................   United States       1,405,211          $     969,573
(c)    GSAMP Trust, 2003-AHL, B1, FRN, 4.246%, 10/25/33 .....   United States       1,243,595                282,984
       JPMorgan Chase Commercial Mortgage Securities Corp.,
          2005-LDP2, AM, 4.78%, 7/15/42 .....................   United States         200,000                169,218
(c)       2005-LDP5, A4, FRN, 5.179%, 12/15/44 ..............   United States       1,000,000                981,694
(c)    MBNA Credit Card Master Note Trust, 2005-A11, A11,
          FRN, 0.283%, 5/15/13 ..............................   United States       4,000,000              3,968,462
(c)    MBNA Master Credit Card Trust II, 1997-B, A, FRN,
          0.403%, 8/15/14 ...................................   United States       3,000,000              2,936,906
(c)    Morgan Stanley Dean Witter Capital I, 2003-NC3, B1,
          FRN, 4.746%, 3/25/33 ..............................   United States         611,179                 43,598
(c, h) New Century Home Equity Loan Trust, 2003-2, M3, FRN,
          5.796%, 1/25/33 ...................................   United States         664,128                 23,945
(c)    Option One Mortgage Loan Trust, 2003-6, M5, FRN,
          3.546%, 11/25/33 ..................................   United States         865,719                261,727
(c)    Specialty Underwriting & Residential Finance,
          2003-BC4, B2, FRN, 2.746%, 11/25/34 ...............   United States         295,987                 93,627
(c)    Structured Asset Investment Loan Trust,
          2003-BC2, M3, FRN, 5.121%, 4/25/33 ................   United States          13,987                    597
          2003-BC13, M4, FRN, 4.371%, 11/25/33 ..............   United States         246,600                147,167
                                                                                                       -------------
                                                                                                          11,165,669
                                                                                                       -------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (COST $40,685,833) .....                                             36,343,611
                                                                                                       -------------
(c, i) SENIOR FLOATING RATE INTERESTS 47.9%
       AUTOMOBILES & COMPONENTS 1.0%
       Federal-Mogul Corp., Term Loan B, 2.178% - 2.198%,
          12/27/14 ..........................................   United States       2,100,435              1,613,834
       United Components Inc., Term Loan D, 2.72%, 6/29/12 ..   United States       2,000,000              1,855,000
                                                                                                       -------------
                                                                                                           3,468,834
                                                                                                       -------------
       CAPITAL GOODS 5.0%
       Baldor Electric Co., Term Loan B, 5.25%, 1/31/14 .....   United States         575,300                575,480
       BE Aerospace Inc., Term Loan B, 5.75%, 7/28/14 .......   United States       1,488,712              1,497,086
       Goodman Global Holdings Co. Inc., Term Loan B, 6.25%,
          2/13/14 ...........................................   United States       2,084,500              2,084,500
       Manitowoc Co. Inc., Term Loan B, 7.50%, 11/06/14 .....   United States       1,786,500              1,712,807
       Oshkosh Truck Corp.,
          Term Loan A, 6.60%, 12/06/11 ......................   United States         897,752                896,630
          Term Loan B, 6.33% - 6.60%, 12/06/13 ..............   United States       1,484,198              1,485,946
       RBS Global Inc. (Rexnord),
          Incremental Tranche B-2, 2.50%, 7/22/13 ...........   United States         994,885                955,090
          Tranche B-1 Term B Loan, 2.75% - 3.063%, 7/22/13 ..   United States       3,000,000              2,898,750
       Sensus Metering Systems Inc., Term Loan B-3, 7.00%,
          6/17/13 ...........................................   United States       1,061,555              1,065,535
       Spirit Aerosystems Inc. (Onex Wind Finance LP),
          Term B-1 Loan, 2.255%, 12/31/11 ...................   United States       1,247,375              1,214,631


                             Semiannual Report | 19

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

                                                                   COUNTRY       PRINCIPAL AMOUNT(b)       VALUE
                                                                -------------   --------------------   -------------
(c, i) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       CAPITAL GOODS (CONTINUED)
       TriMas Co. LLC,
          Term Loan B, 2.496% - 2.752%, 8/02/13 .............   United States       1,539,048          $   1,379,372
          Tranche B-1 L/C, 2.52%, 8/02/11 ...................   United States         366,149                328,161
       URS Corp., Term Loan B, 2.533% - 2.845%, 5/15/13 .....   United States         999,871                995,704
                                                                                                       -------------
                                                                                                          17,089,692
                                                                                                       -------------
       COMMERCIAL & PROFESSIONAL SERVICES 2.4%
       ARAMARK Corp.,
          Synthetic L/C, 2.336%, 1/26/14 ....................   United States         271,357                253,591
          Term Loan B, 2.121% - 2.158%, 1/26/14 .............   United States       4,135,666              3,864,896
       JohnsonDiversey Inc.,
          Delay Draw, 2.483%, 12/16/10 ......................   United States         256,631                251,498
          Term Loan B, 2.483%, 12/16/11 .....................   United States         733,386                718,718
       Nielsen Finance LLC (VNU Inc.), Class A Term Loan,
          2.249%, 8/09/13 ...................................   United States       2,726,356              2,555,391
       West Corp.,
          Term Loan B-2, 2.621% - 2.624%, 10/24/13 ..........   United States         180,435                170,930
          Term Loan B-4, 4.121% - 4.124%, 7/15/16 ...........   United States         262,091                259,098
                                                                                                       -------------
                                                                                                           8,074,122
                                                                                                       -------------
       CONSUMER DURABLES & APPAREL 1.1%
       Jarden Corp.,
          Term Loan B2, 2.033%, 1/24/12 .....................   United States       1,078,657              1,049,892
          Term Loan B4, 3.533%, 1/26/15 .....................   United States       1,228,076              1,223,900
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C,
          2.322%, 10/04/11 ..................................   United States       1,350,000              1,343,251
                                                                                                       -------------
                                                                                                           3,617,043
                                                                                                       -------------
       CONSUMER SERVICES 4.8%
       Affinion Group Inc., Term Loan B, 2.746%, 10/17/12 ...   United States       2,970,687              2,859,286
       Education Management LLC, Term Loan C, 2.063%,
          6/01/13 ...........................................   United States       2,421,048              2,309,411
       Laureate Education Inc.,
          Closing Date Term Loan, 3.754%, 8/18/14 ...........   United States       1,989,445              1,806,251
          Delayed Draw Term Loan, 3.754%, 8/18/14 ...........   United States         297,751                270,333
          Term Loan B, 7.25%, 9/25/14 .......................   United States       1,100,000              1,097,602
       Penn National Gaming Inc., Term Loan B, 2.00% - 2.21%,
          10/03/12 ..........................................   United States       2,574,499              2,501,287
       VML U.S. Finance LLC (Venetian Macau),
          Delayed Draw, 5.79%, 5/25/12 ......................       Macau           1,160,833              1,112,405
          New Project Term Loans, 5.79%, 5/25/13 ............       Macau           2,962,889              2,839,280
          Term Loan B, 5.79%, 5/25/13 .......................       Macau           1,695,185              1,624,464
                                                                                                       -------------
                                                                                                          16,420,319
                                                                                                       -------------
       ENERGY 0.4%
       Dresser Inc., Term Loan B, 2.679%, 5/04/14 ...........   United States       1,552,923              1,460,395
                                                                                                       -------------
       FOOD & STAPLES RETAILING 0.6%
       Rite Aid Corp., Tranche 3 Term Loan, 6.00%, 6/04/14 ..   United States       1,994,604              1,903,850
                                                                                                       -------------


                             20 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

                                                                   COUNTRY       PRINCIPAL AMOUNT(b)       VALUE
                                                                -------------   --------------------   -------------
(c, i) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       FOOD, BEVERAGE & TOBACCO 0.8%
       Dean Foods Co., Term Loan B, 1.625% - 1.665%,
          4/02/14 ...........................................   United States       1,739,457          $   1,638,896
       Wm. Wrigley Jr. Co., Term Loan B, 6.50%, 10/06/14 ....   United States         866,250                881,301
                                                                                                       -------------
                                                                                                           2,520,197
                                                                                                       -------------
       HEALTH CARE EQUIPMENT & SERVICES 6.6%
       Bausch and Lomb Inc.,
          Delayed Draw Term Loan, 3.496% - 3.533%, 4/28/15 ..   United States         323,150                309,370
          Parent Term Loan, 3.533%, 4/28/15 .................   United States       1,330,702              1,273,958
       Community Health Systems Inc.,
          Delayed Draw Term Loan, 2.496%, 7/25/14 ...........   United States         122,735                115,586
          Term Loan, 2.496% - 2.622%, 7/25/14 ...............   United States       2,405,040              2,264,947
       DaVita Inc., Term Loan B-1, 1.75% - 2.10%, 10/05/12 ..   United States       3,717,434              3,599,521
       DJO Finance LLC, Term Loan B, 3.246% - 3.283%,
          5/20/14 ...........................................   United States       1,706,938              1,649,329
       Fresenius Medical Care Holdings Inc., Term Loan B,
          1.658% - 1.885%, 3/31/13 ..........................      Germany          1,485,226              1,435,719
       Fresenius SE (APP), Term Loan B2, 6.75%, 9/10/14 .....      Germany            277,984                281,667
       Fresenius SE (New Finco1), Term Loan B, 6.75%,
          9/10/14 ...........................................      Germany            516,016                522,853
       HCA Inc., Term Loan B-1, 2.533%, 11/18/13 ............   United States       4,074,731              3,851,387
       Iasis Healthcare LLC,
          Delayed Draw Term Loan, 2.246%, 3/14/14 ...........   United States         474,174                448,391
          Initial Term Loan, 2.246%, 3/14/14 ................   United States       1,370,183              1,295,680
          Synthetic L/C, 2.293%, 3/14/14 ....................   United States         128,047                121,085
       LifePoint Hospitals Inc., Term Loan B, 2.015%,
          4/15/12 ...........................................   United States       1,980,324              1,932,053
       Psychiatric Solutions Inc., Term Loan, 1.996% -
          2.073%, 7/01/12 ...................................   United States         917,242                887,718
       Team Finance LLC, Term Loan B, 2.285% - 2.407%,
          11/23/12 ..........................................   United States         989,704                942,693
       Vanguard Health Holding Co. II LLC, Replacement Term
          Loan, 2.496%, 9/23/11 .............................   United States       1,564,358              1,533,560
                                                                                                       -------------
                                                                                                          22,465,517
                                                                                                       -------------
       INSURANCE 0.5%
       Conseco Inc., Term Loan, 6.50%, 10/10/13 .............   United States       2,147,280              1,696,351
                                                                                                       -------------
       MATERIALS 6.8%
       Anchor Glass Container Corp., Term Loan, 6.75%,
          6/20/14 ...........................................   United States       1,429,201              1,425,032
       Ashland Inc., Term Loan B, 7.65%, 5/13/14 ............   United States         326,607                334,432
       Celanese U.S. Holdings LLC, Dollar Term Loan, 2.345%,
          4/02/14 ...........................................   United States       2,947,161              2,799,434
       Domtar Corp., Term Loan, 1.619%, 3/07/14 .............   United States         990,228                946,906
       Georgia-Pacific LLC,
          Additional Term Loan, 2.283% - 2.464%, 12/20/12 ...   United States         865,410                835,121
          Term Loan B, 2.283% - 2.464%, 12/20/12 ............   United States         828,787                799,779
          Term Loan C, 3.533% - 3.714%, 12/23/14 ............   United States         932,992                931,049
       Graham Packaging Co. LP, Term Loan C, 6.75%,
          4/05/14 ...........................................   United States         997,494                999,832
       Hexion Specialty Chemicals BV, Term Loan C-2, 2.563%,
          5/03/13 ...........................................    Netherlands          692,542                580,251
       Hexion Specialty Chemicals Inc., Term Loan C-1,
          2.875%, 5/03/13 ...................................   United States       3,196,320              2,678,059
       Huntsman International LLC, Term Loan B, 1.996%,
          4/21/14 ...........................................   United States       2,283,616              2,114,914
       Nalco Co., Term Loan, 6.50%, 5/13/16 .................   United States         997,500              1,018,073


                             Semiannual Report | 21

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

                                                                   COUNTRY       PRINCIPAL AMOUNT(b)       VALUE
                                                                -------------   --------------------   -------------
(c, i) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       MATERIALS (CONTINUED)
       Oxbow Carbon LLC,
          Delayed Draw Term Loan, 2.283%, 5/08/14 ...........   United States         277,030          $     260,986
          Term Loan B, 2.246% - 3.75%, 5/08/14 ..............   United States       2,900,140              2,732,173
       Rockwood Specialties Group Inc., Term Loan H, 6.00%,
          5/15/14 ...........................................   United States       1,797,500              1,819,744
       Univar Inc., Opco Tranche B Term Loan, 3.246%,
          10/10/14 ..........................................   United States       3,206,817              3,012,805
                                                                                                       -------------
                                                                                                          23,288,590
                                                                                                       -------------
       MEDIA 8.5%
       CSC Holdings Inc.(Cablevision), Incremental Term
          Loan B-2, 2.049%, 3/29/16 .........................   United States         772,000                759,841
       Dex Media West LLC, Term Loan B, 7.00%, 10/24/14 .....   United States       3,891,620              3,346,793
       DIRECTV Holdings LLC, Term Loan B, 1.746%, 4/13/13 ...   United States         997,396                981,900
       Discovery Communications Inc.,
          Term Loan B, 2.283%, 5/14/14 ......................   United States         498,724                486,257
          Term Loan C, 5.25%, 5/14/14 .......................   United States         895,500                912,962
       Entravision Communications Corp., Term Loan B, 5.85%,
          3/29/13 ...........................................   United States       1,249,383              1,176,763
       Gray Television Inc., Term Loan B, 3.76%, 12/31/14 ...   United States       1,546,898              1,276,191
       Insight Midwest Holdings, Term Loan B, 2.26%,
          4/02/14 ...........................................   United States       2,160,000              2,063,571
       MCC Iowa,
          Term Loan E, 6.50%, 1/03/16 .......................   United States         888,750                896,249
          Tranche D-1 Term Loan, 2.00%, 1/31/15 .............   United States         493,446                460,549
          Tranche D-2 Term Loan, 2.00%, 1/31/15 .............   United States          57,378                 53,552
       Mission Broadcasting Inc., Term Loan B, 2.033%,
          10/01/12 ..........................................   United States         875,882                764,208
       Newsday LLC, Floating Rate Term Loan, 6.009%,
          8/01/13 ...........................................   United States       2,400,000              2,370,000
       Nexstar Broadcasting Inc., Term Loan B, 2.238%,
          10/01/12 ..........................................   United States         828,208                722,612
(g)    Regal Cinemas Corp., Term Loan, 4.033%, 10/27/13 .....   United States       2,586,668              2,581,616
(d)    Tribune Co.,
          Term Loan B, 5.25%, 5/16/14 .......................   United States       3,950,000              1,986,111
          Term Loan X, 5.00%, 2/20/49 .......................   United States       1,375,714                678,685
       Tribune Receivables LLC, Term Loan (DIP), 9.00%,
          4/10/10 ...........................................   United States         125,000                126,094
       Univision Communications Inc., Initial Term Loan,
          2.533%, 9/29/14 ...................................   United States       3,000,000              2,548,125
       UPC Financing Partnership,
          Term Loan N, 2.011%, 12/31/14 .....................    Netherlands        2,897,847              2,723,976
          Term Loan T, 3.761%, 12/31/16 .....................    Netherlands        2,272,153              2,194,900
                                                                                                       -------------
                                                                                                          29,110,955
                                                                                                       -------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.2%
       Life Technologies Corp., Term Loan B, 5.25%,
          11/21/15 ..........................................   United States         634,000                639,278
                                                                                                       -------------
       REAL ESTATE 0.2%
       CB Richard Ellis Services Inc., Term Loan B, 6.00%,
          12/20/13 ..........................................   United States         804,025                784,427
                                                                                                       -------------
       RETAILING 0.3%
       Dollar General Corp., Tranche B-1 Term Loan, 2.991% -
          3.238%, 7/07/14 ...................................   United States         997,500                975,849
                                                                                                       -------------
       SOFTWARE & SERVICES 3.4%
       Affiliated Computer Services Inc.,
          Additional Term Loan, 2.246%, 3/20/13 .............   United States       1,746,000              1,741,090
          Term Loan B, 2.246%, 3/20/13 ......................   United States         482,500                481,143


                             22 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

                                                                   COUNTRY       PRINCIPAL AMOUNT(b)       VALUE
                                                                -------------   --------------------   -------------
(c, i) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       SOFTWARE & SERVICES (CONTINUED)
       Emdeon Business Services LLC, First Lien Term Loan,
          2.29%, 11/16/13 ...................................   United States       2,024,647          $   1,951,254
       First Data Corp., Term Loan B-2, 3.033% - 3.036%,
          9/24/14 ...........................................   United States       2,446,297              2,112,282
       Metavante Corp., Term Loan B, 2.233%, 11/01/14 .......   United States       1,480,504              1,478,641
       Rovi Corp., Term Loan B, 6.00%, 5/02/13 ..............   United States         584,655                586,116
       SunGard Data Systems Inc.,
          Tranche A U.S. Term Loan, 2.004%, 2/28/14 .........   United States         119,241                112,385
          Tranche B, U.S. TL, 3.948% - 4.089%, 2/28/16 ......   United States       3,353,053              3,267,131
                                                                                                       -------------
                                                                                                          11,730,042
                                                                                                       -------------
       TECHNOLOGY HARDWARE & EQUIPMENT 1.3%
       CommScope Inc., Term Loan B, 2.746% - 2.783%,
          12/26/14 ..........................................   United States         982,849                963,806
       Flextronics International USA Inc.,
          Term Loan A, 2.499% - 2.847%, 10/01/14 ............   United States       1,827,000              1,650,771
          Term Loan A-1, 2.759%, 10/01/14 ...................   United States         525,000                474,360
       Itron Inc., Dollar Term Loan, 4.00%, 4/18/14 .........   United States       1,374,425              1,373,558
                                                                                                       -------------
                                                                                                           4,462,495
                                                                                                       -------------
       TELECOMMUNICATION SERVICES 2.3%
       GCI Holdings Inc., Add-On Term Loan, 4.50%, 8/31/12 ..   United States       2,363,680              2,316,407
       Intelsat Corp. (Panamsat),
          Tranche B-2-A, 2.753%, 1/03/14 ....................   United States       1,274,963              1,215,797
          Tranche B-2-B, 2.753%, 1/03/14 ....................   United States       1,274,575              1,215,427
          Tranche B-2-C, 2.753%, 1/03/14 ....................   United States       1,274,575              1,215,427
       Windstream Corp., Tranche B-1, 1.75% - 2.02%,
          7/17/13 ...........................................   United States       2,002,472              1,955,091
                                                                                                       -------------
                                                                                                           7,918,149
                                                                                                       -------------
       UTILITIES 1.7%
       Dynegy Holdings Inc.,
          Term L/C Facility, 4.00%, 4/02/13 .................   United States       1,797,879              1,735,516
          Term Loan B, 4.00%, 4/02/13 .......................   United States          24,117                 23,281
       NRG Energy Inc.,
          Credit Link, 0.183%, 2/01/13 ......................   United States         819,782                780,160
          Term Loan, 1.996% - 2.033%, 2/01/13 ...............   United States       1,524,429              1,450,748
       Texas Competitive Electric Holdings Co. LLC,
          Term Loan B-2, 3.754% - 3.783%, 10/10/14 ..........   United States       2,445,051              1,941,981
                                                                                                       -------------
                                                                                                           5,931,686
                                                                                                       -------------
       TOTAL SENIOR FLOATING RATE INTERESTS
          (COST $165,692,576) ...............................                                            163,557,791
                                                                                                       -------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 3.2%
(c, j) Government of Argentina, senior bond, FRN, 0.943%,
          8/03/12 ...........................................     Argentina         3,950,000              1,200,800
       Government of Malaysia,
          3.756%, 4/28/11 ...................................      Malaysia         5,860,000    MYR       1,730,075
          3.833%, 9/28/11 ...................................      Malaysia         6,800,000    MYR       2,014,099
       Government of Mexico, M 20, 10.00%, 12/05/24 .........       Mexico            341,000(k) MXN       2,920,652
       Government of Sweden, 5.25%, 3/15/11 .................       Sweden         19,400,000    SEK       2,959,622
                                                                                                       -------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $10,956,249) ................................                                             10,825,248
                                                                                                       -------------


                             Semiannual Report | 23

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

                                                                   COUNTRY             SHARES              VALUE
                                                                -------------   --------------------   -------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $501,472,522) ...............................                                          $ 497,583,049
                                                                                                       -------------
       SHORT TERM INVESTMENTS (COST $8,368,302) 2.4%
       MONEY MARKET FUNDS 2.4%
(l)    Institutional Fiduciary Trust Money Market Portfolio,
          0.00% .............................................   United States       8,368,302              8,368,302
                                                                                                       -------------
       TOTAL INVESTMENTS (COST $509,840,824) 148.0% .........                                            505,951,351
       PREFERRED SHARES (26.3)% .............................                                            (90,000,000)
       OTHER ASSETS, LESS LIABILITIES (21.7)% ...............                                            (74,218,913)
                                                                                                       -------------
       NET ASSETS APPLICABLE TO COMMON SHARES 100.0% ........                                          $ 341,732,438
                                                                                                       =============

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2009, the aggregate value of these securities was $57,790,470, representing 16.91% of net assets.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c)  The coupon rate shown represents the rate at period end.

(d)  See Note 9 regarding defaulted securities.

(e)  Income may be received in additional securities and/or cash.

(f)  See Note 11 regarding other considerations.

(g) A portion or all of the security purchased on a when-issued, delayed delivery or TBA basis. See Note 1(c).

(h) The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.

(i)  See Note 1(f) regarding senior floating rate interests.

(j) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(k)  Principal amount is stated in 100 Mexican Peso Units.

(l) See Note 8 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At September 30, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                     CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                         COUNTERPARTY   TYPE    QUANTITY      AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                         ------------   ----   ----------   ----------   ----------   ------------   ------------
Euro .........................       DBAB       Sell    2,080,000   $2,982,720    9/01/10        $    --       $(58,810)
Mexican Peso .................       DBAB       Sell   19,690,812    1,412,439    9/01/10         23,251             --
                                                                                                 -------       --------
   Unrealized appreciation (depreciation) .................................................       23,251        (58,810)
                                                                                                 -------       --------
      Net unrealized appreciation (depreciation) ..........................................                    $(35,559)
                                                                                                               ========

See Abbreviations on page 37.

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................................   $501,472,522
      Cost - Sweep Money Fund (Note 8) .........................................      8,368,302
                                                                                   ------------
      Total cost of investments ................................................   $509,840,824
                                                                                   ============
      Value - Unaffiliated issuers .............................................   $497,583,049
      Value - Sweep Money Fund (Note 8) ........................................      8,368,302
                                                                                   ------------
      Total value of investments ...............................................    505,951,351
   Cash ........................................................................      4,572,654
   Receivables:
      Investment securities sold ...............................................      4,488,892
      Interest .................................................................      4,731,343
   Unrealized appreciation on forward exchange contracts .......................         23,251
                                                                                   ------------
         Total assets ..........................................................    519,767,491
                                                                                   ------------
Liabilities:
   Payables:
      Investment securities purchased ..........................................     85,463,643
      Affiliates ...............................................................        279,820
      Distributions to common shareholders .....................................      2,034,807
   Unrealized depreciation on forward exchange contracts .......................         58,810
   Accrued expenses and other liabilities ......................................        197,973
                                                                                   ------------
         Total liabilities .....................................................     88,035,053
                                                                                   ------------
   Preferred shares at redemption value [$25,000 liquidation preference
      per share (3,600 shares outstanding)] ....................................     90,000,000
                                                                                   ------------
         Net assets applicable to common shares ................................   $341,732,438
                                                                                   ============
Net assets applicable to common shares consist of:
   Paid-in capital .............................................................   $380,500,793
   Distributions in excess of net investment income ............................     (3,738,914)
   Net unrealized appreciation (depreciation) ..................................     (3,924,418)
   Accumulated net realized gain (loss) ........................................    (31,105,023)
                                                                                   ------------
         Net assets applicable to common shares ................................   $341,732,438
                                                                                   ============
   Common shares outstanding ...................................................     26,773,772
                                                                                   ============
   Net asset value per common share ............................................   $      12.76
                                                                                   ============

The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the six months ended September 30, 2009 (unaudited)

Investment income:
   Dividends--Sweep Money Fund (Note 8) ........................................   $       392
   Interest ....................................................................    13,779,336
                                                                                   -----------
         Total investment income ...............................................    13,779,728
                                                                                   -----------
Expenses:
   Management fees (Note 4) ....................................................     1,148,513
   Administrative fees (Note 4) ................................................       462,345
   Transfer agent fees .........................................................        16,817
   Custodian fees (Note 5) .....................................................         4,862
   Reports to shareholders .....................................................        27,139
   Professional fees ...........................................................        41,952
   Trustees' fees and expenses .................................................        10,987
   Auction agent fees and expenses .............................................        88,353
   Other .......................................................................        36,930
                                                                                   -----------
         Total expenses ........................................................     1,837,898
         Expense reductions (Note 5) ...........................................          (267)
                                                                                   -----------
            Net expenses .......................................................     1,837,631
                                                                                   -----------
               Net investment income ...........................................    11,942,097
                                                                                   -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................    (1,040,401)
      Foreign currency transactions ............................................     1,171,413
                                                                                   -----------
               Net realized gain (loss) ........................................       131,012
                                                                                   -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    72,077,920
      Translation of other assets and liabilities denominated in
         foreign currencies ....................................................    (1,185,450)
                                                                                   -----------
               Net change in unrealized appreciation (depreciation) ............    70,892,470
                                                                                   -----------
   Net realized and unrealized gain (loss) .....................................    71,023,482
                                                                                   -----------
   Net increase (decrease) in net assets resulting from operations .............    82,965,579
   Distributions to preferred shareholders from net investment income ..........      (702,804)
                                                                                   -----------
   Net increase (decrease) in net assets applicable to common shares
      resulting from operations ................................................   $82,262,775
                                                                                   ===========

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                SIX MONTHS ENDED
                                                                                               SEPTEMBER 30, 2009     YEAR ENDED
                                                                                                   (UNAUDITED)      MARCH 31, 2009
                                                                                               ------------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................      $ 11,942,097       $ 24,951,361
      Net realized gain (loss) from investments and foreign currency transactions ..........           131,012        (21,083,127)
      Net change in unrealized appreciation (depreciation) on investments and translation of
         other assets and liabilities denominated in foreign currencies ....................        70,892,470        (47,704,440)
      Distributions to preferred shareholders from net investment income ...................          (702,804)        (3,649,273)
                                                                                                  ------------       ------------
         Net increase (decrease) in net assets applicable to common shares resulting from
            operations .....................................................................        82,262,775        (47,485,479)
                                                                                                  ------------       ------------
   Distributions to common shareholders from net investment income .........................       (12,208,840)       (24,846,060)
                                                                                                  ------------       ------------
         Net increase (decrease) in net assets .............................................        70,053,935        (72,331,539)
Net assets applicable to common shares:
   Beginning of period .....................................................................       271,678,503        344,010,042
                                                                                                  ------------       ------------
   End of period ...........................................................................      $341,732,438       $271,678,503
                                                                                                  ------------       ------------
Distributions in excess of net investment income included in net assets:
   End of period ...........................................................................      $ (3,738,914)      $ (2,769,367)
                                                                                                  ============       ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage backed securities, asset-backed securities, collateralized debt obligations and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                             28 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             Semiannual Report | 29

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY AND TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

E. MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the


                             30 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. MORTGAGE DOLLAR ROLLS (CONTINUED)

sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a "senior security" for purposes of the asset coverage requirements under the 1940 Act.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact


                             Semiannual Report | 31

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were 28,290,000 common shares authorized (without par value). During the period ended September 30, 2009 and the year ended March 31, 2009 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. AUCTION RATE PREFERRED SHARES

On November 7, 2003 the Fund issued 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F, each with a $25,000 liquidation preference per share totaling $190,000,000. During the year ended March 31, 2009, there was a pro rata preferred redemption of each series totaling 4,000 shares and $100,000,000 leaving 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the period ended September 30, 2009; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as


                             32 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. AUCTION RATE PREFERRED SHARES (CONTINUED)

defined in the prospectus. During the period ended September 30, 2009, the dividends on Preferred Shares ranged from 1.49% to 1.66%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody's Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the period ended September 30, 2009, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                       AFFILIATION
----------                                       -----------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

The Fund pays an investment management fee and administrative fee to Advisers and FT Services of 0.50% and 0.20%, respectively, per year of the average daily managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.


                             Semiannual Report | 33

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2014 ...............................   $   682,502
   2015 ...............................       895,575
   2016 ...............................       726,440
   2017 ...............................    11,687,026
                                          -----------
                                          $13,991,543
                                          ===========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2009, the Fund deferred realized capital losses of $17,185,747.

At September 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................   $510,937,478
                                                 ============
Unrealized appreciation ......................   $ 19,936,569
Unrealized depreciation ......................    (24,922,696)
                                                 ------------
Net unrealized appreciation (depreciation) ...   $ (4,986,127)
                                                 ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2009, aggregated $489,900,898 and $471,222,562, respectively.

8. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             34 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

9. CREDIT RISK AND DEFAULTED SECURITIES

At September 30, 2009, the Fund had 64.72% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2009, the aggregate value of these securities was $10,019,796, representing 1.98% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. OTHER DERIVATIVE INFORMATION

At September 30, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                           ASSET DERIVATIVES         LIABILITY DERIVATIVES
                       -------------------------   -------------------------
                       STATEMENT OF                STATEMENT OF
DERIVATIVE CONTRACTS    ASSETS AND                  ASSETS AND
NOT ACCOUNTED FOR AS   LIABILITIES    FAIR VALUE   LIABILITIES    FAIR VALUE
HEDGING INSTRUMENTS      LOCATION       AMOUNT       LOCATION       AMOUNT
--------------------   ------------   ----------   ------------   ----------
                       Unrealized                  Unrealized
                       appreciation                depreciation
                       on forward                  on forward
Foreign exchange       exchange                    exchange
contracts              contracts        $23,251    contracts       $58,810

For the period ended September 30, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                  REALIZED GAIN         UNREALIZED          AVERAGE
                                                      (LOSS)           APPRECIATION        NOTIONAL
                                                  FOR THE PERIOD      (DEPRECIATION)        AMOUNT
DERIVATIVE CONTRACTS        STATEMENT OF              ENDED        FOR THE PERIOD ENDED   OUTSTANDING
NOT ACCOUNTED FOR AS         OPERATIONS            SEPTEMBER 30,       SEPTEMBER 30,       DURING THE
HEDGING INSTRUMENTS           LOCATIONS                2009                2009            PERIOD(a)
--------------------   ------------------------   --------------   --------------------   -----------
                       Net realized gain (loss)
                       from foreign currency
                       transactions / Net
                       change in unrealized
                       appreciation
Foreign exchange       (depreciation) on
contracts              investments                  $1,159,980       $(1,185,216)          $8,699,625

(a) Notional amount represents the U.S. dollar equivalent based on the foreign exchange rate at the time of contract entry.

See Note 1(d) regarding derivative financial instruments.


                             Semiannual Report | 35

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

11. OTHER CONSIDERATIONS

From time to time, officers, directors or employees of the Fund's Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors' committees which, pursuant to the Fund's policies and requirements of applicable securities laws, could prevent the Fund from trading in the securities of such company for limited or extended periods of time.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                   LEVEL 1       LEVEL 2     LEVEL 3       TOTAL
                                                 ----------   ------------   -------   ------------
ASSETS:
   Investments in Securities:
      Equity Investments                         $       --   $    389,668     $--     $    389,668
      Corporate Bonds                                    --    194,916,089      --      194,916,089
      Mortgage-Backed Securities                         --     91,550,642      --       91,550,642
      Asset-Backed Securities and Commercial
         Mortgage-Backed Securities                      --     36,343,611      --       36,343,611
      Senior Floating Rate Interests                     --    163,557,791      --      163,557,791
      Foreign Government and Agency Securities           --     10,825,248      --       10,825,248
      Short Term Investments                      8,368,302             --      --        8,368,302
                                                 ----------   ------------     ---     ------------
         Total Investments in Securities(a)      $8,368,302   $497,583,049     $--     $505,951,351
                                                 ==========   ============     ===     ============
   Forward Exchange Contracts                            --         23,251      --           23,251
LIABILITIES:
   Forward Exchange Contracts                            --         58,810      --           58,810

(a) For detailed industry descriptions, see the accompanying Statement of Investments.


                             36 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through November 17, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

COUNTERPARTY

DBAB  - Deutsche Bank AG

CURRENCY

MXN   - Mexican Peso
MYR   - Malaysian Ringgit
SEK   - Swedish Krona

SELECTED PORTFOLIO

CLO   - Collateralized Loan Obligation
DIP   - Debtor-In-Possession
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
L/C   - Letter of Credit
PIK   - Payment-In-Kind
SF    - Single Family


                             Semiannual Report | 37

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by NYSE Amex's Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended March 31, 2009. Additionally, the Fund expects to file, on or about November 30, 2009, such certifications with its Form N-CSRS for the six months ended September 30, 2009.


                             38 | Semiannual Report

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

                       This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)  One Franklin Parkway
                                          San Mateo, CA 94403-1906

SEMIANNUAL REPORT
FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.
(800) DIAL BEN(R)

TRANSFER AGENT
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTF S2009 11/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.               N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Robert F. Carlson, Frank W.T. LaHaye, Frank A. Olson and John B. Wilson.


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST


By /s/LAURA F. FERGERSON
  ----------------------------
     Laura F. Fergerson
     Chief Executive Officer -
     Finance and Administration
     Date November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  ----------------------------
     Laura F. Fergerson
     Chief Executive Officer -
     Finance and Administration
     Date November 25, 2009


By /s/GASTON GARDEY
 ------------------------------
     Gaston Gardey
     Chief Financial Officer and
     Chief Accounting Officer
     Date November 25, 2009